HOMELAND RESOURCES LTD.
3395 S. Jones Blvd. #169
Las Vegas, NV  89146

May 15, 2015

TELESECURITY SCIENCES, INC.
7391 Prairie Falcon Road, Suite 150B
Las Vegas, NV 89128

Attn:  Douglas P. Boyd, Chairman and Chief Executive Officer

Dear Sirs:

Re: Extension of Closing and Payment Dates under Letter Agreement dated January 8, 2015 between Homeland Resources Ltd. (“Homeland”) and Telesecurity Sciences, Inc. (“TSS”) (the “Letter Agreement”)

This will confirm that in consideration of the payment of $5,000, you have agreed to further extend the initial closing date under the Letter Agreement from May 15, 2015 to July 15, 2015 and to move all other closing and payment dates under the Letter Agreement ahead by the same 60 day period.

Homeland consents to TSS pursuing the financing opportunities and/or potential strategic relationships with the parties that have been discussed with Homeland.

In all other respects, the Letter Agreement is confirmed.

If you are in agreement with the above, please sign where indicated below.  This Letter Agreement may be executed in counterparts.

Yours truly,

HOMELAND RESOURCES LTD.
by its duly authorized signatory:

/s/ David St. James
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AGREED AND ACCEPTED THIS 15TH DAY OF MAY, 2015.

TELESECURITY SCIENCES, INC.
by its duly authorized signatory:

/s/ Douglas P. Boyd
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